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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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201 Mission Street, Suite 2375, San Francisco, CA 94105
Tel: 415.371.8300    •    Fax: 415.371.8311
https://jaguar.health

January 23, 2019

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of Jaguar Health, Inc. (the "Company" or "Jaguar") to be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Monday, February 25, 2019, at 8:30 a.m., local time.

        At the Special Meeting you will be asked to (i) approve a stock exchange program under which eligible Company employees and consultants (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of restricted stock units ("RSUs"), (ii) approve a stock exchange program under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs, (iii) approve the amendment of the Company's 2014 Stock Incentive Plan (the "2014 Plan") to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares, (iv) approve an amendment of the 2014 Plan to extend the annual evergreen provision for a period of five (5) years up to and including January 1, 2024, (v) approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock that may be issued to Chicago Venture Partners, L.P. ("CVP") upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by the Company to CVP with an outstanding balance, including accrued and unpaid interest as of December 31, 2018, equal to $6,344,943 (collectively, the "CVP Notes"), subject to the terms of the CVP Notes and one or more exchange agreements that may be entered into from time to time between the Company and CVP, (vi) approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital, LLC ("Oasis Capital") under an equity line, pursuant to the common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital, and (vii) approve discretionary authority for the Company to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i) - (vi).

        It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte Chief Executive Officer & President

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held February 25, 2019

        NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Jaguar Health, Inc. (the "Company") will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Monday, February 25, 2019, at 8:30 a.m., local time, for the following purposes:

          1.     Approving the amendment of the Company's 2014 Stock Incentive Plan (the "2014 Plan") to allow for a stock exchange program under which eligible Company employees and consultants (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs (Proposal 1);

          2.     Approving an amendment of the 2014 Plan to allow for a stock exchange program under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs (Proposal 2);

          3.     Approving an amendment of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares (Proposal 3);

          4.     Approving an amendment of the 2014 Plan to extend the annual evergreen provision for a period of five (5) years up to and including January 1, 2024 (Proposal 4);

          5.     Approving, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock that may be issued to Chicago Venture Partners, L.P. ("CVP") upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by the Company to CVP with an outstanding balance, including accrued and unpaid interest as of December 31, 2018, equal to $6,344,943 (collectively, the "CVP Notes"), subject to the terms of the CVP Notes and one or more exchange agreements that may be entered into from time to time between the Company and CVP (the "CVP Notes Exchange") (Proposal 5);

          6.     Approving, for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital, LLC ("Oasis Capital") under an equity line, pursuant to the common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital (Proposal 6); and

          7.     Approving a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1-6 (Proposal 7).

        The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Special Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on January 10, 2019 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte Chief Executive Officer & President

San Francisco, California
January 23, 2019

        Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on January 10, 2019 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on February 25, 2019. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held February 25, 2019

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

        We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the Special Meeting of Stockholders (the "Special Meeting") and at any adjournment or postponement thereof. The Special Meeting will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Monday, February 25, 2019, at 8:30 a.m., local time.

        When used in this Proxy Statement, the terms the "Company," "we," "us," "our" and "Jaguar" refer to Jaguar Health, Inc.

        The Securities and Exchange Commission ("SEC") rules require us to deliver our proxy materials by mail to all of our stockholders of record as of January 10, 2019 (the "Record Date"). Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about January 23, 2019. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet.

GENERAL INFORMATION ABOUT VOTING

Record Date

        As of January 10, 2019, the record date for the Special Meeting, 26,095,437 shares of our voting Common Stock, par value $0.0001 per share (the "Common Stock"), and 5,524,926 shares of our Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), were issued and outstanding. Only holders of record of our Common Stock and our Preferred Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of January 10, 2019, 40,301,237 shares of our non-voting common stock were outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Special Meeting.

Each share of non-voting common stock is convertible into one-fifteenth (1/15th) of a share of Common Stock at the election of the holder thereof or automatically upon transfer to anyone that is not Nantucket Investments Limited or an affiliated investment fund. The use of the capitalized term "Common Stock" in this Proxy Statement and related materials refers only to the Company's voting Common Stock and does not include the Company's convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

        Each share of Common Stock entitles the holder of record thereof to one vote. Each share of Preferred Stock entitles the holder of record thereof to 0.574 votes (on an as converted to Common Stock basis, calculated assuming that the conversion price for the Preferred Stock for this purpose only is $2.9025 (subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination or other similar recapitalization)) (as provided in the Certificate of Designation of the Series A Convertible Participating Preferred Stock (the "Certificate of Designation")). No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock or Preferred Stock may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below).

        The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock and Preferred Stock (on an as converted to Common Stock basis) outstanding on the Record Date will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked "ABSTAIN" or "WITHHOLD AUTHORITY," as well as broker non-votes will be counted as "present" for purposes of determining the existence of a quorum. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

        Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you vote your shares via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1, 2, 3, 4, 5, 6 and 7, you may vote "FOR, "AGAINST" or "ABSTAIN."

        If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (the "Transfer Agent"), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting.

        Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

        You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105, Attention: Karen S. Wright. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.

        The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) "FOR" the approval of a one-time amendment to the Company's 2014 Stock Incentive Plan ("2014 Plan") to allow for a stock option exchange program (the "Employee Exchange Program") under which eligible Company employees and consultants (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs, (ii) "FOR" the approval of a one-time amendment to the 2014 Plan to allow for a stock option exchange program under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs (the Directors and Executives Exchange Program"), (iii) "FOR" the approval of the amendment to the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares, (iv) "FOR" the approval of the amendment to the 2014 Plan to extend the current evergreen provision for a five (5)-year period up to and including January 1, 2024; (v) "FOR" the approval, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock that may be issued to Chicago Venture Partners, L.P. ("CVP") upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by the Company to CVP with an outstanding balance, including accrued and unpaid interest as of December 31, 2018, equal to $6,344,943 (collectively, the "CVP Notes"), subject to the terms of the CVP Notes and one or more exchange agreements that may be entered into from time to time between the Company and CVP (the "CVP Notes Exchange"), (vi) "FOR" the approval, for purposes of Nasdaq Rule 5635(d), of the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital, LLC ("Oasis Capital") under an equity line, pursuant to the common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital, and (vii) "FOR" the approval of discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1-6.

        We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Broker Voting

        Brokers holding shares of record in "street name" for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

        All seven proposals contained in this Proxy Statement are considered non-routine matters, and brokers will not be permitted to vote in their discretion on any of these proposals on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Special Meeting.

Required Vote

Proposal 1—Option Exchange Program for Eligible Company Employees and Consultants

        With respect to the proposal to approve an Employee Exchange Program under which eligible Company employees (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs (Proposal 1), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.

Proposal 2—Option Exchange Program for Company Directors and Executive Officers

        With respect to the proposal to approve an Directors and Executives Exchange Program under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3—Increase the Number of Authorized Shares under the 2014 Plan

        With respect to the proposal to approve an amendment to the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 (Proposal 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

Proposal 4—Amend the 2014 Stock Plan to Extend the Evergreen Provision for a Five-Year Period up to and including January 1, 2024

        With respect to the proposal to approve an amendment to the 2014 Plan to extend the current evergreen provision, which is the annual replenishment of the share pool by two percent (2%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, for a five (5)-year period up to and including January 1, 2024, you may vote in favor of the proposal, vote against the proposal or abstain from voting. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

Proposal 5—Issuance of Shares of Common Stock to CVP In Connection with the CVP Notes Exchange for Purposes of Nasdaq Listing Rule 5635(d)

        With respect to the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to an aggregate of 8,000,000 shares of Common Stock that may be issued to CVP upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the CVP Notes (Proposal 5), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve Proposal 5 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5.

Proposal 6—Issuance of Additional Shares of Common Stock to Oasis Capital For Purposes of Nasdaq Listing Rule 5635(d)

        With respect to the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital under an equity line (Proposal 6), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve Proposal 6 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 6.

Proposal 7—Adjournment

        With respect to the proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 through 6, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 7 is governed by Delaware law, our COI and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes), provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 7.

NO DISSENTERS' RIGHTS

        The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The NASDAQ Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our annual report on Form 10-K for the year ended December 31, 2017 (the "Annual Report") and Periodic Report on Form 10-Q for the period ended September 30, 2018.

        Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

        All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of January 10, 2019 for:

  •
  each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all directors and named executive officers as a group.

        Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of January 10, 2019, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Percentage of beneficial ownership is based on 26,095,437 shares of Common Stock and 5,524,926 shares of Preferred Stock outstanding as of January 10, 2019. Each share of Preferred Stock is convertible into approximately three-fifths (3/5ths) of a share of Common Stock.

        Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, California 94105.

	Voting Common Stock		Series A Convertible Participating Preferred Stock
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Sagard Capital Partners, L.P.(1)	3,314,956	10.13%	5,524,926	100%
Invesco Ltd.(2)	1,803,524	6.27%	—	—
Bryan Ezralow(3)	1,666,667	5.79%	—	—
Nantucket Investments Limited(4)	1,575,621	5.47%	—	—
Knight Therapeutics, Inc.(5)	1,500,000	5.21%	—	—
Sabby Healthcare Master Fund, Ltd.(6)	1,311,580	4.56%	—	—
Named executive officers and directors:
Lisa A. Conte(7)	306,012	1.16%	—	—
Steven R. King, Ph.D(8)	107,436	*	—	—
Karen S. Wright(9)	69,383	*	—	—
James J. Bochnowski(10)	190,265	*	—	—
Jeffery C. Johnson(11)	30,089	*	—	—
John Micek III(12)	64,129	*	—	—
Jiahao Qiu(13)	6,716	*	—	—
Jonathan B. Siegel(14)	70,089	*	—	—
Greg Divis(15)	21,351	*	—	—
Murray David MacNaughtan(16)	21,351	*	—	—
All current executive officers and directors as a group (10 persons)(17)	886,820	3.38%	—	—

*
Less than 1%.

(1)
Represents 3,314,956 shares of Common Stock issuable upon conversion of shares of Preferred Stock that are convertible at any time, which shares would be entitled to 3,169,338 votes as further discussed elsewhere in this Proxy Statement. The address for Sagard Capital Partners, L.P. is 280 Park Avenue, 3rd Floor West, New York, NY 10017.

(2)
As reported on Form 13G filed on November 13, 2018. The address for the reporting person is 1555 Peachtree Street NE, Suite 1800, Atlanta GA 30309.

(3)
As reported on Form 13G filed on October 15, 2018. Bryan Ezralow beneficially owns 1,666,667 shares of Common Stock of which 1,250,000 shares are held by the Bryan Ezralow 1994 Trust u/t/d December 22, 1994 (the "1994 Trust"), of which Mr. Ezralow is the sole trustee, and 416,667 shares are held by EZ MM&B Holdings, LLC ("EZ MM&B"), where Mr. Ezralow as the sole trustee of one of the trusts that is a manager of EZ MM&B, and as a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus, may be deemed to beneficially own such shares. The address for the reporting person is 23622 Calabasas Road, Suite 200 Calabasas, CA 91302.

(4)
Represents 1,575,621 shares of Common Stock issuable upon conversion of shares non-voting common stock owned by Nantucket Investment Ltd. The address for the reporting person is PO Box 282, Regency Court, Glategny Esplanade, St. Peter Port, Guernsey GY1 3RH.

(5)
As reported on Form 13G filed on October 17, 2018. The address for the reporting person is 3400 Boulevard De Maisonneuve West, Suite 1055, Montreal, Quebec Canada H3Z 3B8.

(6)
As reported on Form 13G/A filed on January 7, 2019. Sabby Healthcare Master Fund, Ltd. beneficially owns 1,311,580 shares of Common Stock and (ii) Sabby Management, LLC and Hal Mintz each beneficially own 1,311,580 shares of the Common Stock. Sabby Management, LLC and Hal Mintz do not directly own any shares of Common Stock, but each indirectly owns 1,311,580 shares of Common Stock. Sabby Management, LLC, a Delaware limited liability company, indirectly owns 1,246,308 shares of Common Stock because it serves as the investment manager of Sabby Healthcare Master Fund, Ltd. Mr. Mintz indirectly owns 1,311,580 shares of Common Stock in his capacity as manager of Sabby Management, LLC. The address for the reporting person is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay Grand Cayman KY1-9007 Cayman Islands.

(7)
Represents (i) 2,253 shares of Common Stock and (ii) 303,759 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 303,759 stock options is $6.82.

(8)
Represents (i) 442 shares of Common Stock and (ii) 106,994 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 106,994 stock options is $6.72.

(9)
Represents 69,383 shares of Common Stock issuable to Ms. Wright under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 69,383 stock options is $5.94.

(10)
Includes (i) 72,503 shares of Common Stock, (ii) 111,170 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019 and (iii) 6,592 shares of Common Stock issuable under warrants that are exercisable or will become exercisable within 60 days of January 10, 2019. All securities other than stock options are held by the Bochnowski Family Trust. Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse. The weighted average exercise price of the 111,170 stock options is $4.94.

(11)
Represents 30,089 shares of Common Stock issuable to Mr. Johnson under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. Mr. Johnson is one of Sagard's two director designees in accordance with the terms of the Company's Certificate of Designation of Series A Convertible Participating Preferred Stock and is part of the Sagard executive management team. The weighted average exercise price of the 30,089 stock options is $2.38.

(12)
Represents 64,129 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 64,129 stock options is $4.34.

(13)
Represents 6,716 shares of Common Stock issuable to Mr. Qiu under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 6,716 stock options is $8.55.

(14)
Represents (i) 40,000 shares of Common Stock and (ii) 30,089 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 30,089 stock options is $2.38.

(15)
Represents 21,351 shares of Common Stock issuable to Mr. Divis under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. The weighted average exercise price of the 21,351 stock options is $1.36.

(16)
Represents 21,351 shares of Common Stock issuable to Mr. MacNaughtan under stock options that are exercisable or will become exercisable within 60 days of January 10, 2019. Mr. MacNaughtan is one of Sagard's two director designees in accordance with the terms of the Company's Certificate of Designation of Series A Convertible Participating Preferred Stock. The weighted average exercise price of the 21,351 stock options is $1.36.

(17)
See footnotes (7) - (16).

 PROPOSAL 1—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR NON-EXECUTIVE EMPLOYEES AND CONSULTANTS

Background of the Proposal

        We are asking our stockholders to approve an amendment to our 2014 Plan to allow us to implement a one-time Employee Exchange Program. If the stockholders approve the amendments to the 2014 Plan, the amended 2014 Plan will replace the current version of the 2014 Plan. Otherwise, the current version of the 2014 Plan, subject to the other proposals in this Proxy Statement, will remain in effect.

        The proposed Employee Exchange Program would offer certain employees and consultants a right to surrender and cancel their stock options (vested and unvested) with exercise prices above Forty-Four Cents ($0.44), referred to as "Eligible Options," in exchange for a new unvested RSU award. Currently, the Eligible Options have exercise prices that range between Forty-Four Cents ($0.44) and One Hundred Dollars and Forty-Nine Cents ($100.49). For each participating Eligible Employee or consultant, the new RSU award would be granted (i) for a number of shares that is equal to between One percent (1%) and Fifty-Three percent (53%) of the shares underlying the Eligible Options surrendered by the participant, (ii) under our 2014 Plan, and (iii) with a new vesting schedule. Employees and consultants (including those of our subsidiaries) who remain in our service through the completion of the proposed Employee Exchange Program will be eligible to participate in the exchange, subject to potential limitations described below under the caption "Eligible Employees for the Employee Exchange Program." Members of our board of directors, including members of our board who are also employees of Jaguar, will not be permitted to participate in the Employee Exchange Program under this Proposal 1 (SEE PROPOSAL 2). We refer to employees and consultants who will be permitted to participate in the Employee Exchange Program as "Eligible Employees."

Reasons for Implementing an Employee Exchange Program

        Beginning in January 2018, our Compensation Committee began to consider employee retention issues associated with the reduced trading price of our Common Stock relative to exercise prices of stock options outstanding under our 2014 Plan. Specifically, the Compensation Committee considered that the trading price of our Common Stock had fallen from a high of One Hundred Twelve Dollars and Fifty Cents ($112.50) on September 14, 2017, following our August 16, 2017 initial public offering to as low as Twenty Cents ($0.20) in December 2018. Because of the significant drop in the share price for our Common Stock, as of January 10, 2019 One Hundred percent (100%) of our total outstanding stock options were underwater, meaning that they had exercise prices of more than Twenty Seven Cents ($0.27) per share, the closing sales price of our Common Stock in trading on the Nasdaq Capital Market on January 10, 2019.

        In June 2018, our Compensation Committee retained Reed Smith LLP, an independent law firm, to assist in evaluating issues associated with underwater stock options and in structuring a potential Employee Exchange Program. The committee and Reed Smith LLP considered various alternative structures and the positive and negative attributes of each of these structures. In November 2018, following substantial consideration of the business and employee retention challenges facing Jaguar, in particular the importance of retaining key employees to assist in the development of new products, our Compensation Committee recommended and our board approved a stock option-for-RSU Employee Exchange Program on the terms and conditions described in this proposal.

        As further described below, we believe that this program is in the best interests of Jaguar and our stockholders because it best aligns the interests of employees and consultants with those of stockholders. In particular, we believe the proposed Employee Exchange Program will:

        The Employee Exchange Program offers a reasonable, balanced and meaningful incentive for our Eligible Employees.    Under the Employee Exchange Program, participating employees and consultants would surrender Eligible Options (which are significantly underwater) for a substantially smaller number of RSUs that will vest Twenty-Five Percent (25%) on the grant date and the remaining Seventy-Five Percent (75%) in equal Twenty-Five Percent (25%) portions on each of the subsequent three (3) anniversary dates of the grant date. We believe that the lower number of new RSUs to be granted, the requirement that any Eligible Option has a per share exercise price greater than or equal to Forty-Four Cents ($0.44), and new vesting requirements, represents a reasonable and balanced Employee Exchange Program recognizing past contribution and future retention incentive, with the potential for a significant positive impact on employee motivation and performance. Additionally, the value of the RSUs directly correlates with movements in the market price of our Common Stock over time, thereby aligning employee and stockholder interests.

        Create Retention Value.    Equity awards are an important component of our approach to retaining and motivating our workforce. If we do not address the underwater stock option issue in the near term, we believe it will be more difficult for us to retain our valuable employees and consultants. We have already experienced higher levels of employee attrition than we believe to be acceptable and consistent with achieving our long term business objectives, particularly in the area of new product development. If we cannot retain these individuals, our ability to compete with other companies in our industry could be jeopardized, which would adversely affect our business, operating results, and future stock price.We believe that granting RSUs in exchange for Eligible Options will aid in motivating and retaining the employees and consultants participating in the Employee Exchange Program because the RSUs will have immediate intrinsic value, the potential for appreciation in line with appreciation in our stock price, and new vesting periods that generally will exceed the remaining vesting periods of the surrendered stock options.

        Reduce Overhang and Potential Dilution.    Underwater stock options cannot be removed from our equity award overhang until they are exercised or until they are cancelled due to their expiration or due to the individual's termination of service. The Employee Exchange Program will reduce our overhang and eliminate underwater stock options that are currently outstanding and that provide only limited employee retention incentives. Eligible employees and consultants will receive RSUs covering Six Hundred Forty Three Thousand Five Hundred Eighty Nine (643,589) fewer shares (Sixty Four percent (64%) fewer shares) than the number of shares covered by the Eligible Options that are surrendered. By granting fewer RSUs in exchange for Eligible Options, we reduce our equity overhang and potentially reduce stockholder dilution. Depending on the participation rate, this could result in a significant net reduction in the number of shares associated with outstanding stock awards.

        The exchange ratio will be calculated to return value to our stockholders.    We will calculate the exchange ratios in a manner intended to result in the new RSUs having a fair value, for accounting purposes, that will be approximately equal to 95% or greater of the fair value of the Eligible Options that are exchanged, which we believe will have no significant adverse impact on our reported earnings.

        Absent the Employee Exchange Program, we may find it necessary to issue significant additional stock options or other equity awards to employees and consultants that are above and beyond our ongoing equity grant practices in order to provide renewed incentive value to our workforce. Any such additional grants would increase our overhang as well as our non-cash compensation expense for financial reporting purposes.

Reasons for an Amendment to Our 2014 Plan

        We have not commenced the Employee Exchange Program and will not do so unless our stockholders approve this proposal to amend the 2014 Plan to allow for a one-time Employee Exchange Program. If this proposal is approved, and our Board, Compensation Committee or CEO determines to implement the Employee Exchange Program, we intend that the Employee Exchange Program would commence within four (4) months of the date of the Annual Meeting. Absent stockholder approval of this amendment, this one-time Employee Exchange Program will not be implemented.

Summary of the Employee Exchange Program

        Mechanics of the Employee Exchange Program.    The Compensation Committee recommended the Employee Exchange Program to our Board on November 29, 2018, which subsequently authorized the Employee Exchange Program on the same date, subject to stockholder approval. We have not implemented the Employee Exchange Program, and we will not do so under the 2014 Plan unless our stockholders approve the amendment of the 2014 Plan as described in this proposal.

        If our stockholders approve the amendment to the plans to permit this one-time Employee Exchange Program, we intend to commence the program within four (4) months following the date of stockholder approval. The proposed Employee Exchange Program would extend for at least twenty (20) business days but for not more than thirty (30) calendar days. Even if our stockholders approve the amendment to the 2014 Plan to permit this one-time Employee Exchange Program, we may later decide not to implement it. If the Employee Exchange Program does not commence within twelve (12) months of stockholder approval, we will consider any Employee Exchange Program thereafter to be a new one, requiring new stockholder approval.

        At the start of the Employee Exchange Program, we will file with the SEC an offer to exchange as part of a tender offer statement on Schedule TO. Eligible Employees, stockholders, and members of the public will be able to obtain the offer to exchange and other documents filed by us with the SEC free of charge from the SEC's website at www.sec.gov.

        Immediately upon the commencement of the Employee Exchange Program, Eligible Employees will receive a written offer (along with election materials) that will set forth the precise terms and timing of the one-time Employee Exchange Program. Promptly following the completion of the Employee Exchange Program, we will cancel the Eligible Options that are surrendered and grant a new RSU award in exchange therefor, pursuant to the One percent (1%) to Fifty Three percent (53%) exchange ratio and vesting terms described below.

        Eligible Options for the Employee Exchange Program.    A Jaguar stock option will be an "Eligible Option" under the proposed Employee Exchange Program if it:

  •
  has an exercise price that is equal to or above Forty-Four Cents ($0.44);

  •
  was granted under our 2014 Plan; and

  •
  is outstanding on the date that we complete the Employee Exchange Program.

        The Employee Exchange Program will not be conditioned on a minimum level of participation. The proposed Employee Exchange Program will not permit Eligible Employees to exchange less than all of any stock option grant. Each grant of an Eligible Option must be exchanged on an "all or nothing" basis and regardless of the extent to which the Eligible Employee is vested or unvested in such grant. Eligible Employees will not be required to exchange all of their grants in order to participate in the proposed exchange. Eligible Employees will be permitted to participate in the Employee Exchange Program on a per grant basis.

        As of January 10, 2019, Eligible Employees held stock options to purchase One Million Two Thousand Thirteen (1,002,013) shares of our Common Stock under the 2014 Plan with One Hundred percent (100%) of such options having an exercise price that is equal to or greater than Forty-Four Cents ($0.44) per share.

        We are not able to predict which or how many Eligible Employees will elect to participate because the decision to participate in the proposed Employee Exchange Program is voluntary nor are we able to predict how many eligible stock options will actually be surrendered for exchange. Therefore, we do not know how many new RSUs may be issued. Assuming that each Eligible Option were to be exchanged in the program, and given the between One percent (1%) to Fifty Three percent (53%) exchange ratio discussed below, the maximum number of RSUs which could be issued under the 2014 Plan would be Three Hundred Fifty Eight Thousand Four Hundred Twenty Four (358,424) RSUs.

        Eligible Employees for the Employee Exchange Program.    Participation in the proposed Employee Exchange Program is voluntary. The Employee Exchange Program will be open to all holders of stock options who are employed by us or who are providing us with consulting services as of the completion date of the Employee Exchange Program. Our executive officers and directors are not eligible to participate in the proposed Employee Exchange Program under this Proposal 1 (SEE PROPOSAL 2).

        An Eligible Employee who elects to participate in the Employee Exchange Program but whose service terminates for any reason prior to the completion of the Employee Exchange Program will retain his or her Eligible Options, subject to their existing terms and will not receive a new grant of RSUs under the Employee Exchange Program.

Exchange Ratio

        The proposed Employee Exchange Program will provide that, if an Eligible Employee participates and surrenders his or her Eligible Option(s), he or she will receive a new RSU award for a number of shares (rounded up to the nearest whole share) that is equal to between One percent (1%) and Fifty Three percent (53%) of the aggregate number of shares underlying the Eligible Options that were surrendered by the Eligible Employee.

        Given the proposed exchange ratio, we can provide an example of the number of new RSUs that might be granted pursuant to the exchange offer. For example, if we assume that all eligible stock options held by Eligible Employees on January 10, 2019 remain outstanding and the Eligible Employees remain eligible to participate, the following table summarizes information regarding the eligible stock options and the RSUs that could be granted in the exchange (assuming full participation):

Option Price Range	Total Number of Options	Option to RSU Exchange Ratio
$0.44 - $1.85	328,946	1 Option to 0.53 RSU
$2.14 - $2.79	346,420	1 Option to 0.37 RSU
$3.19 - $30.60	317,828	1 Option to 0.18 RSU
$76.35 - $100.49	8,819	1 Option to .0002 RSU

        Under these assumptions, the exchange would result in eligible employees and consultants receiving Six Hundred Forty Three Thousand Five Hundred Eighty Nine (643,589) fewer shares associated with the new RSU awards under the 2014 Plan, or approximately Two and Six Tenths percent (2.6%) of the number of shares of Common Stock outstanding on January 10, 2019.

        Terms & Conditions of New RSUs.    Each new RSUs award will be granted by our Compensation Committee upon completion of the exchange with a new vesting schedule. RSUs are awards that will result in settlement in shares at the end of the applicable vesting period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The new RSUs will vest, subject to continued service through each relevant vesting date, as follows:

        Twenty-Five percent (25%) of the RSU shares subject to the new awards will vest on the grant date and the remaining Seventy-Five Percent (75%) of the RSU shares will vest on each of the subsequent three (3) anniversary dates of the grant date. Thus, 50% will vest in year one, 25% in year two, and 25% in year three.

        RSUs issued under the proposed Employee Exchange Program will be subject to the terms and conditions of our 2014 Plan and a RSU agreement issued thereunder.

Impact on Our 2014 Plan Share Reserve

        Pursuant to the provisions of the 2014 Plan, the net surrendered shares under the Employee Exchange Program will be returned to the 2014 Plan share reserve.

Potential Modification to Employee Exchange Program

        While the terms of the Employee Exchange Program are expected to be materially similar to the terms described in this proposal, we may find it necessary or appropriate to change the terms of the Employee Exchange Program to take into account our administrative needs, local law requirements, accounting rules, policy decisions that we believe make it appropriate to change the Employee Exchange Program, and the like. For example, we may increase or decrease the minimum option exercise price necessary for any option to be eligible to participate in the program, or we may alter the method of determining exchange ratios if we decide that there is a more efficient and appropriate way to set the ratios while still continuing to limit incremental compensation expense. The final terms of the Employee Exchange Program will be set forth in an offer to exchange that will be filed with the SEC. Although we do not anticipate that the SEC would require us to materially modify the program's terms, it is possible that we will need to alter the terms of the Employee Exchange Program to comply with comments from the SEC staff. Our Compensation Committee will retain the discretion to make any necessary or desirable changes to the terms of the Employee Exchange Program. In addition, our Compensation Committee reserves the right to amend, postpone, or cancel the Employee Exchange Program once it has commenced.

U.S. Federal Income Tax Consequences of Participation

        The following is a brief discussion of the material United States federal income tax consequences associated with the exchange of Eligible Options for new RSUs pursuant to the Exchange Offer. This discussion is based on the Code, its legislative history, U.S. Treasury regulations promulgated thereunder, and administrative and judicial interpretations as of the date of this Offer to Exchange, all of which may change, possibly on a retroactive basis. This summary does not discuss all of the tax consequences that may be relevant to eligible persons in light of their particular circumstances, nor is it intended to be applicable in all respects to all categories of option holders.

        Option Exchange.    We believe the exchange of Eligible Options for new RSUs pursuant to the Exchange Offer should be treated as a non-taxable exchange and neither we nor any of the Eligible Employee should recognize any income for U.S. federal income tax purposes upon the surrender of Eligible Options and the grant of new RSUs. However, the tax consequences of the Exchange Offer are not entirely certain, and the Internal Revenue Service is not precluded from adopting a contrary position. The law and regulations themselves are also subject to change. Additionally, if the Exchange Offer is open for thirty (30) days or more, Eligible Options that were intended to be incentive stock options will be considered "modified," which will result in a deemed re-grant of such Eligible Options even if they were not exchanged. This would mean that for purposes of the incentive stock option rules, the holding period measured from the date of grant would restart and, in order to receive favorable

U.S. tax treatment with respect to any such incentive stock option, the option holder must not dispose of any shares acquired with respect to the incentive stock option until the passage of more than two years from the new RSU grant date and more than one (1) year after the exercise of the option (even if such holder does not exchange its incentive stock options for RSUs). Currently, this Exchange Offer is estimated to expire no later than on March 29, 2019. If the offer expires as scheduled, the offer will have remained open for twenty (20) or more business days. Eligible option holders who exchange outstanding options for new RSUs generally will not be required to recognize income for U.S. federal income tax purposes at the time of the exchange. We believe that the exchange will be treated as a non-taxable exchange.

        Grant and Vesting of new RSUs.    An Eligible Holder who is also a U.S. taxpayer generally will not have taxable income at the time she or he is granted a RSU. Instead, she or he will recognize ordinary income as the shares subject to the new RSUs are issued (i.e., when we deliver the shares to you.) At the same time, the Company will also typically have a tax withholding obligation. The amount of ordinary income she or he recognizes will equal the fair market value of the shares. With regard to the shares issued pursuant to the new RSUs granted under the offer, she or he will not have paid any amount for the shares. The Company will satisfy all tax withholding obligations via the sell-to-cover mechanism specified in the RSU agreement. Any gain or loss she or he recognizes upon the sale or exchange of shares that she or he acquires through a grant of new RSUs generally will be treated as capital gain or loss and will be long-term or short-term depending upon how long she or he has held the shares. Shares held more than twelve (12) months are subject to long-term capital gain or loss, while shares held 12 months or less are subject to short-term capital gain or loss.

        Eligible Employees also should note that if their new RSUs constitute "deferred compensation" within the meaning of Section 409A and (i) the vesting of all or a portion of the new RSUs is accelerated in connection with their separation from service with the Company, and (ii) she or he is a "specified employee" (generally, a highly placed officer of the Company) at that time, then the delivery of accelerated shares under her or his restricted share unit award may need to be delayed by six months in order to allow him/her to avoid the imposition of additional taxation under Section 409A. The Company generally will be entitled to a deduction equal to the amount of ordinary income taxable to Eligible Employee if we comply with eligible reporting requirements.

        Surrendered Stock Options.    If an Eligible Holder participates in this offer, their Eligible Options will be exchanged for new RSUs. So that Eligible Employees are able to compare the tax consequences of new RSUs to that of their Eligible Options, we have included the following summary as a reminder of the tax consequences generally applicable to nonstatutory stock options and incentive stock options under U.S. federal tax law.

        Under current law, an option holder generally will not realize taxable income upon the grant of a nonstatutory stock option, nor will such option holder realize taxable income upon the vesting of these shares. However, when an Eligible Holder exercises a nonstatutory stock option, s/he generally will have ordinary income to the extent the fair market value of the shares on the date of exercise s/he receives is greater than the exercise price s/he pays. If the exercise price of a nonstatutory stock option is paid in ordinary shares or a combination of cash and ordinary shares, the excess of the value (on the date of exercise) of the ordinary shares purchased over the value of the shares surrendered, less any cash paid upon exercise, generally will be ordinary income taxable to the Eligible Holder.

        The Company generally will be entitled to a deduction equal to the amount of ordinary income taxable to an Eligible Holder if we comply with eligible reporting requirements.

        Upon disposition of the shares, any gain or loss is treated as capital gain or loss. The capital gain or loss will be long-term or short-term depending on whether the shares were held for more than twelve (12) months. The holding period for the shares generally will begin just after the time an Eligible Holder recognizes income. The amount of such gain or loss will be the difference between:

(i) the amount realized upon the sale or exchange of the shares; and (ii) the value of the shares at the time the ordinary income was recognized.

        If an Eligible Holder was an employee at the time of the grant of the option, any income recognized upon exercise of a nonstatutory stock option generally will constitute wages for which withholding will be required.

        Under current law, an option holder generally will not realize taxable income upon the grant of an incentive stock option, nor will such option holder realize taxable income upon the vesting or exercise of these shares (except that the alternative minimum tax may apply). If a holder does not dispose of ordinary shares acquired through exercise of an incentive option within two years of the date of grant or one year of the date of exercise, any gain realized from a subsequent disposition would constitute long-term capital gain. If a holder disposes of ordinary shares prior to the expiration of either of those holding periods, any gain based on the lesser of (i) the fair market value of ordinary shares on the date of exercise and (ii) the amount realized on the disposition of ordinary shares if a sale or exchange, over the exercise price will constitute ordinary income. Any additional gain realized upon the disposition would be taxable either as a short-term capital gain or long-term capital gain, depending upon how long the holder held the ordinary shares. The Company will receive a deduction in the amount of any ordinary income recognized by a holder (if any).

        We recommend that an Eligible Holder consult her or his personal tax advisor(s) with respect to the federal, state, and local tax consequences of participating in the Employee Exchange Program.

Impact of the Employee Exchange Program on Our Stockholders

        We are unable to predict the precise impact of the Employee Exchange Program on our stockholders because we do not know how many or which Eligible Employees will exchange their eligible stock options. The Employee Exchange Program is intended to better align compensation expense with the retention and motivation value that we are trying to capture with our outstanding equity grants, to restore competitive and appropriate employee equity incentives, and to reduce our existing overhang and potential dilution. The following table summarizes the anticipated effect of the Employee Exchange Program, assuming all Eligible Options as of January 10, 2019 are exchanged:

Option Price Range	Total Number of Options to be Canceled	Option to RSU Exchange Ratio	Total Number of RSUs to be Issued
$0.44 - $1.85	328,946	1 Option to 0.53 RSU	173,284
$2.14 - $2.79	346,420	1 Option to 0.37 RSU	129,053
$3.19 - $30.60	317,828	1 Option to 0.18 RSU	56,086
$37.95 - $100.49	8,819	1 Option to .0002 RSU	1

Total	1,002,013		358,424

Material Terms of the 2014 Plan

        In July 2014, our Board of Directors adopted the 2014 Plan, and in July 2014, our stockholders approved the 2014 Plan. The 2014 Plan became effective in May 2015. The 2014 Plan provides for the grant of incentive stock options to our Eligible Employees, and for the grant of nonstatutory stock options, restricted stock, and RSUs to Eligible Employees, directors and consultants.

        Authorized Shares.    We originally approved 22,222 shares of Common Stock for issuance pursuant to the 2014 Plan. On April 1, 2016, we unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, which was received on June 14, 2016, to increase the number of shares of Common Stock authorized for contingent issuance under the 2014 Plan by 103,333 shares from 33,055 to 136,388. On March 28, 2017, we unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, which was received on July 27, 2017, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 433,345 shares from 155,065 to 588,410. On August 2 2017, we unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 346,666 shares from 588,410 to 935,078. On January 31, 2018, we unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by up to 2,390,666 shares from 1,075,511 to 3,466,174.

        On January 1st of each year, for a period of not more than five years, beginning on January 1, 2016 and ending no later than January 1, 2019, the number of shares allocated to the 2014 Plan automatically increases in an amount equal to 2% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. The Board of Directors may act prior to January 1st of any given year, at its discretion, to provide for no increase in shares or to add a lesser number of shares than provided for in the prior sentence. On January 1, 2016, a total of 10,833 shares were added to the 2014 Plan share pool under the automatic annual share pool increase. On January 1, 2017, a total of 18,676 shares were added to the 2014 Plan share pool under the automatic annual share pool increase. On January 1, 2018, a total of 140,433 shares were added to the 2014 Plan share pool under the automatic annual share pool increase. On January 1, 2019, a total of 545,797 shares were added to the 2014 Plan share pool under the automatic annual share pool increase.

        If a stock award expires without having been exercised in full, or, with respect to restricted stock and RSUs, a stock award is forfeited, the shares that were subject to those stock awards will become available for future grant or sale under the 2014 Plan (unless the 2014 Plan has terminated). If unvested shares of restricted stock or RSUs are repurchased by the company or are forfeited to the company, such shares will become available for future awards under the 2014 Plan.

        Plan Administration.    The 2014 Plan is administered by the Compensation Committee. In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. In addition, if we determine it is desirable to qualify transactions under the 2014 Plan as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2014 Plan, the committee has the power to administer the 2014 Plan, including but not limited to, the power to interpret the terms of the 2014 Plan and stock awards granted under it, to create, amend and revoke rules relating to the 2014 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.

        Options.    Both incentive stock options qualifying under Section 422 of the Code and non-statutory stock options may be granted under the 2014 Plan. Of the total number of shares allocated to the 2014 Plan, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options shall not exceed 2,737,333 shares. The exercise price of options granted under the 2014 Plan must at least be equal to the fair market value of the Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options the exercise price must equal at least 100% of the fair market value. The committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her option for the period of time stated in his or her award agreement, except in the case of an employee terminated for cause (as defined in the 2014 Plan) the option will terminate upon his or her termination from service. Generally, if termination is due to death or disability, the vested portion of the option will remain exercisable for 12 months. In all other cases, the vested portion of the option generally will remain exercisable for three months following the termination of service. An option may not be exercised after expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of the 2014 Plan, the committee determines the other terms of options.

        Restricted Stock.    Restricted stock awards may be granted under the 2014 Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2014 Plan, will determine the terms and conditions of such awards. The committee may impose whatever conditions to vesting it determines to be appropriate (for example, the committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

        RSUs.    Awards of RSUs may be granted under the 2014 Plan. An RSU is the right to receive a share of Common Stock at a future date. The committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the committee, in its sole discretion, may accelerate the time at which RSUs will vest.

        Non-Transferability of Awards.    Unless the committee provides otherwise, stock awards issued under the 2014 Plan are not transferrable other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime, although a recipient may designate a beneficiary to exercise an award after death.

        Certain Adjustments.    In the event of certain changes in the capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Plan, the committee will adjust the number and class of shares that may be delivered under the 2014 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2014 Plan. In the event of the proposed liquidation or dissolution, the committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

        Merger or Change in Control.    The 2014 Plan provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the committee determines, including (i) the assumption, continuation or substitution of the stock awards by the successor corporation or its parent or subsidiary, (ii) the acceleration of vesting for any unvested portion of the stock awards, or (iii) the cash-out of the stock awards.

        Amendment; Termination.    The Board has the authority to amend, suspend or terminate the 2014 Plan provided such action does not impair the existing rights of any participant.

Required Vote

        The vote required to approve Proposal 1 is the affirmative vote of the holders of a majority of votes cast, affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.

        The board of directors unanimously recommends that the stockholders vote "FOR" the amendment of our 2014 Stock Incentive Plan to allow for a one-time Employee Exchange Program for non-executive employees and consultants.

 PROPOSAL 2—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR COMPANY DIRECTORS AND EXECUTIVE OFFICERS

Background of the Proposal

        We are asking our stockholders to approve an amendment to our 2014 Plan to allow us to implement a one-time Directors and Executives Exchange Program. If the stockholders approve the amendments to the 2014 Plan, the amended 2014 Plan will replace the current version of the 2014 Plan. Otherwise, the current version of the 2014 Plan, subject to other proposals in this Proxy Statement, will remain in effect.

        The proposed Directors and Executives Exchange Program would offer Company directors and executive officers a right to surrender and cancel their stock options (vested and unvested) with exercise prices above Forty-Four Cents ($0.44), referred to as "Eligible Options," in exchange for a new unvested RSU award. For each participating eligible director or officer, the new RSU award would be granted (i) for a number of shares that is equal to between One percent (1%) and Fifty-One (51%) of the shares underlying the Eligible Options surrendered by the participant, (ii) under our 2014 Plan, and (iii) with a new vesting schedule. The following list of individuals will be permitted to exchange any underwater options under this Proposal 2: Lisa Conte, Steven R. King, Karen Wright, James J. Bochnowski, John Micek, Folkert W. Kamphuis, Jiahao Qiu, Zhi Yang, Ari Azhir, Jeffrey C. Johnson, Greg J. Divis, Jonathan B. Siegel, and Murray David MacNaughtan. We refer to directors and executive officers who will be permitted to participate in the Directors and Executives Exchange Program as "Eligible Holders."

        We have separated exchange program proposals for employees and consultants and for directors and executive officers to allow our stockholders to consider the different categories of service providers separately. The actual terms of the exchange program are the same for all of the employees, consultants, directors, and officers who are eligible to participate.

Reasons for Implementing a Directors and Executives Exchange Program

        Beginning in January 2018, our Compensation Committee began to consider employee retention issues associated with the reduced trading price of our Common Stock relative to exercise prices of stock options outstanding under our 2014 Plan. Specifically, the Compensation Committee considered that the trading price of our Common Stock had fallen from a high of One Hundred Twelve Dollars and Fifty Cents ($112.50) on September 14, 2017, following our August 16, 2017 initial public offering to as low as Twenty Cents ($0.20) in December 2018. Because of the significant drop in the share price for our Common Stock, as of January 10, 2019 One Hundred percent (100%) of our total outstanding stock options were underwater, meaning that they had exercise prices of more than Twenty Seven Cents ($0.27) per share, the closing sales price of our Common Stock in trading on the Nasdaq Capital Market on January 10, 2019.

        In June 2018, our Compensation Committee retained Reed Smith LLP, an independent law firm, to assist in evaluating issues associated with underwater stock options and in structuring a potential Directors and Executives Exchange Program. The committee and Reed Smith LLP considered various alternative structures and the positive and negative attributes of each of these structures. In November 2018, following substantial consideration of the business and employee retention challenges facing Jaguar, in particular the importance of retaining key employees to assist in the development of new products, our Compensation Committee recommended and our board approved a stock option-for-RSU Directors and Executives Exchange Program on the terms and conditions described in this proposal.

        As further described below, we believe that this program is in the best interests of Jaguar and our stockholders because it best aligns the interests of employees with those of stockholders. In particular, we believe the proposed Directors and Executives Exchange Program will:

        The Directors and Executives Exchange Program offers a reasonable, balanced and meaningful incentive for our Eligible Employees.    Under the Directors and Executives Exchange Program, participating employees would surrender Eligible Options (which are significantly underwater) for a substantially smaller number of RSUs that will vest Twenty-Five Percent (25%) on the grant date and the remaining Seventy-Five Percent (75%) in equal Twenty-Five Percent (25%) portions on each of the subsequent three (3) anniversary dates of the grant date. .. We believe that the lower number of new RSUs to be granted, the requirement that any Eligible Option has a per share exercise price greater than or equal to Forty-Four Cents ($0.44), and new vesting requirements, represents a reasonable and balanced Directors and Executives Exchange Program recognizing past contribution and future retention incentive, with the potential for a significant positive impact on employee motivation and performance. Additionally, the value of the RSUs directly correlates with movements in the market price of our Common Stock over time, thereby aligning employee and stockholder interests.

        Create Retention Value.    Equity awards are an important component of our approach to retaining and motivating our workforce. If we do not address the underwater stock option issue in the near to medium term, we believe it will be more difficult for us to retain our valuable employees. If we cannot retain these individuals, our ability to compete with other companies in our industry could be jeopardized, which would adversely affect our business, operating results, and future stock price. We believe that granting RSUs in exchange for Eligible Options will aid in motivating and retaining the employees participating in the Directors and Executives Exchange Program because the RSUs will have immediate intrinsic value, the potential for appreciation in line with appreciation in our stock price, and new vesting periods that generally will exceed the remaining vesting periods of the surrendered stock options.

        Reduce Overhang and Potential Dilution.    Underwater stock options cannot be removed from our equity award overhang until they are exercised or until they are cancelled due to their expiration or due to the individual's termination of service. The Directors and Executives Exchange Program will reduce our overhang and eliminate underwater stock options that are currently outstanding and that provide only limited employee retention incentives. All eligible directors and executive officers will receive RSUs covering One Million Three Hundred Eighty Seven Thousand Eight Hundred (1,387,800) (approximately Sixty Eight percent (68%) fewer shares) than the number of shares covered by the Eligible Options that are surrendered. By granting fewer RSUs in exchange for stock options, we reduce our equity overhang and potentially reduce stockholder dilution. Depending on the participation rate, this could result in a significant net reduction in the number of shares associated with outstanding awards.

        The exchange ratio will be calculated to return value to our stockholders.    We will calculate the exchange ratios in a manner intended to result in the new RSUs having a fair value, for accounting purposes, that will be approximately equal to 95% of the fair value of the Eligible Options that are exchanged, which we believe will have no significant adverse impact on our reported earnings.

        Absent the Directors and Executives Exchange Program, we may find it necessary to issue significant additional stock options or other equity awards to employees that are above and beyond our ongoing equity grant practices in order to provide renewed incentive value to our workforce. Any such additional grants would increase our overhang as well as our non-cash compensation expense for financial reporting purposes.

Reasons for an Amendment to Our 2014 Plan

        We have not commenced the Directors and Executives Exchange Program and will not do so unless our stockholders approve this proposal to amend the 2014 Plan to allow for a one-time Directors and Executives Exchange Program. If this proposal is approved, and our Board, Compensation Committee or CEO determines to implement the Directors and Executives Exchange Program, we intend that the Directors and Executives Exchange Program would commence within four (4) months of the date of the Annual Meeting. Absent stockholder approval of this amendment, this one-time Directors and Executives Exchange Program will not be implemented.

Summary of the Directors and Executives Exchange Program

        Mechanics of the Directors and Executives Exchange Program.    The Compensation Committee recommended the Directors and Executives Exchange Program to our Board on November 29, 2018, which subsequently authorized the Directors and Executives Exchange Program on the same date, subject to stockholder approval. We have not implemented the Directors and Executives Exchange Program, and we will not do so under the 2014 Plan unless our stockholders approve the amendment of the 2014 Plan as described in this proposal.

        If our stockholders approve the amendment to the 2014 Plan to permit this one-time Directors and Executives Exchange Program, we intend to commence the program within four (4) months following the date of stockholder approval. The proposed Directors and Executives Exchange Program would extend for at least twenty (20) business days but for not more than thirty (30) calendar days. Even if our stockholders approve the amendment to the 2014 Plan to permit this one-time Directors and Executives Exchange Program, we may later decide not to implement it. If the Directors and Executives Exchange Program does not commence within twelve (12) months of stockholder approval, we will consider any Directors and Executives Exchange Program thereafter to be a new one, requiring new stockholder approval.

        At the start of the Directors and Executives Exchange Program, we will file with the SEC an offer to exchange as part of a tender offer statement on Schedule TO. Eligible directors, executives, employees, stockholders, and members of the public will be able to obtain the offer to exchange and other documents filed by us with the SEC free of charge from the SEC's website at www.sec.gov.

        Immediately upon the commencement of the Directors and Executives Exchange Program, Eligible Directors and Executives will receive a written offer (along with election materials) that will set forth the precise terms and timing of the one-time Directors and Executives Exchange Program. Promptly following the completion of the Directors and Executives Exchange Program, we will cancel the Eligible Options that are surrendered and grant a new RSU award in exchange therefor, pursuant to the exchange ratio and vesting terms described below.

        Eligible Options for the Directors and Executives Exchange Program.    A Jaguar stock option will be an "Eligible Option" under the proposed Directors and Executives Exchange Program if it:

  •
  has an exercise price that is equal to or above One Dollar and Thirty Six Cents ($1.36);

  •
  was granted under our 2014 Plan; and

  •
  is outstanding on the date that we complete the Directors and Executives Exchange Program.

        The Directors and Executives Exchange Program will not be conditioned on a minimum level of participation. The proposed Directors and Executives Exchange Program will not permit Eligible Directors and Executives to exchange less than all of any stock option grant. Each grant of an Eligible Option must be exchanged on an "all or nothing" basis and regardless of the extent to which the Eligible Directors and Executives is vested or unvested in such grant. Eligible Directors and Executives will not be required to exchange all of their grants in order to participate in the proposed exchange.

Eligible Directors and Executives will be permitted to participate in the Directors and Executives Exchange Program on a per grant basis.

        As of January 10, 2019, Eligible Directors and Executives held stock options to purchase Two Million Ninety Seven Thousand Seventy Nine (2,097,079) shares of our Common Stock under the 2014 Plan with One Hundred percent (100%) of such options having an exercise price that is equal to or greater than One Dollar Thirty Six Cents ($1.36) per share.

        We are not able to predict which or how many Eligible Directors and Executives will elect to participate because the decision to participate in the proposed Directors and Executives Exchange Program is voluntary nor are we able to predict how many eligible stock options will actually be surrendered for exchange. Therefore, we do not know how many new RSUs may be issued. Assuming that each Eligible Option were to be exchanged in the program, and given the between One percent (1%) to Forty percent (40%) exchange ratio discussed below, the maximum number of RSUs which could be issued under the 2014 Plan would be Seven Hundred Nine Thousand Two Hundred Seventy Nine (709,279) RSUs.

        Eligible Directors and Executives for the Directors and Executives Exchange Program.    Participation in the proposed Directors and Executives Exchange Program is voluntary. The Directors and Executives Exchange Program will be open to all holders of stock options who are employed by us or who are providing us with consulting services as of the completion date of the Directors and Executives Exchange Program.

Exchange Ratio

        The proposed Directors and Executives Exchange Program will provide that, if an Eligible Directors and Executives participates and surrenders his or her Eligible Option(s), he or she will receive a new RSU award for a number of shares (rounded up to the nearest whole share) that is equal to between One percent (1%) and Forty percent (40%) of the aggregate number of shares underlying the Eligible Options that were surrendered by the Eligible Directors and Executives.

        Given the proposed exchange ratio, we can provide an example of the number of new RSUs that might be granted pursuant to the exchange offer. For example, if we assume that all eligible stock options held by Eligible Directors and Executives on January 10, 2019 remain outstanding and the Directors and Executives remain eligible to participate, the following table summarizes information regarding the eligible stock options and the RSUs that could be granted in the exchange (assuming full participation):

Option Price Range	Total Number of Options to be Canceled	Option to RSU Exchange Ratio	Total Number of RSUs to be Issued
$1.36 - $2.73	1,530,032	1 Option to 0.4 RSU	612,532
$8.40 - $30.60	548,467	1 Option to 0.18 RSU	96,744
$75.60 - $100.49	18,580	1 Option to .0002 RSU	3

Total	2,097,079		709,279

        Under these assumptions, the exchange would result in a net reduction of One Million Three Hundred Eighty Seven Thousand Eight Hundred (1,387,800) shares associated with awards under the 2014 Plan, or approximately Two and Six Tenths percent (2.6%) of the number of shares of Common Stock outstanding on January 10, 2019.

        Terms & Conditions of New RSUs.    Each new RSUs award will be granted by our Compensation Committee upon completion of the exchange with a new vesting schedule. RSUs are awards that will result in settlement in shares at the end of the applicable vesting period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The new RSUs will vest, subject to continued service through each relevant vesting date, as follows:

        Twenty-Five percent (25%) of the RSU shares subject to the new awards will vest on the grant date and the remaining Seventy-Five Percent (75%) of the RSU shares will vest on each of the subsequent three (3) anniversary dates of the grant date.

        RSUs issued under the proposed Directors and Executives Exchange Program will be subject to the terms and conditions of our 2014 Plan and a RSU agreement issued thereunder.

Impact on Our 2014 Plan Share Reserve

        Pursuant to the provisions of the 2014 Plan, the net surrendered shares under the Directors and Executives Exchange Program will be returned to the 2014 Plan share reserve.

Potential Modification to Directors and Executives Exchange Program

        While the terms of the Directors and Executives Exchange Program are expected to be materially similar to the terms described in this proposal, we may find it necessary or appropriate to change the terms of the Directors and Executives Exchange Program to take into account our administrative needs, local law requirements, accounting rules, policy decisions that we believe make it appropriate to change the Directors and Executives Exchange Program, and the like. For example, we may increase or decrease the minimum option exercise price necessary for any option to be eligible to participate in the program, or we may alter the method of determining exchange ratios if we decide that there is a more efficient and appropriate way to set the ratios while still continuing to limit incremental compensation expense. The final terms of the Directors and Executives Exchange Program will be set forth in an offer to exchange that will be filed with the SEC. Although we do not anticipate that the SEC would require us to materially modify the program's terms, it is possible that we will need to alter the terms of the Directors and Executives Exchange Program to comply with comments from the SEC staff. Our Compensation Committee will retain the discretion to make any necessary or desirable changes to the terms of the Directors and Executives Exchange Program. In addition, our Compensation Committee reserves the right to amend, postpone, or cancel the Directors and Executives Exchange Program once it has commenced.

U.S. Federal Income Tax Consequences of Participation

        See "U.S. Federal Income Tax Consequences of Participation" under Proposal 1.

Impact of the Directors and Executives Exchange Program on Our Stockholders

        We are unable to predict the precise impact of the Directors and Executives Exchange Program on our stockholders because we do not know how many or which Eligible Employees will exchange their eligible stock options. The Directors and Executives Exchange Program is intended to better align compensation expense with the retention and motivation value that we are trying to capture with our outstanding equity grants, to restore competitive and appropriate employee equity incentives, and to reduce our existing overhang and potential dilution. The following table summarizes the anticipated effect of the Directors and Executives Exchange Program, assuming all Eligible Options as of January 10, 2019 are exchanged:

Option Price Range	Total Number of Options to be Canceled	Option to RSU Exchange Ratio	Total Number of RSUs to be Issued
$1.36 - $2.73	1,530,032	1 Option to 0.4 RSU	612,532
$8.40 - $30.60	548,467	1 Option to 0.18 RSU	96,744
$75.60 - $100.49	18,580	1 Option to .0002 RSU	3
Total	2,097,079		709,279

Material Terms of the 2014 Plan

        See "Material Terms of the 2014 Plan" under Proposal 1.

Required Vote

        The vote required to approve Proposal 2 is the affirmative vote of the holders of a majority of votes cast, affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

        The board of directors unanimously recommends that the stockholders vote "FOR" the amendment of our 2014 Plan to allow for a one-time stock Directors and Executives Exchange Program for directors and executive officers.

 PROPOSAL 3—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2014 PLAN

        At the Special Meeting, holders of our Common Stock will be asked to approve the amendment of our 2014 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares to 7,000,000 shares.

        The purpose of the 2014 Plan is to promote the success and enhance the value of our company by linking the personal interests of employees, directors, and consultants to those of our shareholders and by providing these individuals with an incentive to work to generate superior returns to our shareholders. The 2014 Plan is also intended to provide us with flexibility in creating competitive plans to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest, and special effort our success is largely dependent.

        We believe that our interests and those of the shareholders will be advanced if we can continue to offer our employees, notably at the senior management level, consultants, and directors the opportunity to acquire or increase their proprietary interests in us. We have determined that the number of shares available for issuance under the 2014 Plan should be increased by 3,533,826 shares so that we may continue our compensation structure and strategy and succession planning process.

Background

        On November 29, 2018, the Board unanimously approved the amendment of the 2014 Plan, subject to approval by the stockholders, to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 3,533,826 shares.

        The Board has directed that the proposal to amend the 2014 Plan be submitted to the stockholders for their approval at the Special Meeting. The Board believes that our interests and the interests of our stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors the opportunity to acquire or increase their proprietary interests in us. The Board has concluded that our ability to attract, retain and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation under the 2014 Plan. Accordingly, the Board has determined that the number of shares available for issuance under the 2014 Plan should be increased so that we may continue our compensation structure and strategy and succession planning process.

        When adopted, a total of 22,222 shares were allocated to the 2014 Plan. Since its adoption, additional shares have been allocated to the 2014 Plan. Effective January 1, 2016, 10,833 shares were added to the 2014 Plan share pool under the 2014 Plan's automatic annual share pool increase. On April 1, 2016, the Board approved, subject to shareholder approval, an amendment to the 2014 Plan that increased the number of shares available for issuance under the 2014 Plan by 103,333 shares. Our shareholders approved this increase in the number of shares on June 14, 2016. On January 1, 2017, 18,676 shares were added to the 2014 Plan share pool under the automatic annual share pool increase. On March 28, 2017, the Board approved, subject to shareholder approval, an amendment to the 2014 Plan that increased the number of shares available for issuance under the 2014 Plan by 433,345 shares. Our shareholders approved this increase in the number of shares on July 27, 2017. On August 2, 2017, the Board approved the amendment of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan by 346,666. Our shareholders approved this increase in the number of shares on March 18, 2018. On January 1, 2018, 140,433 shares were added to the 2014 Plan share pool under the automatic annual share pool increase. The number of shares authorized for issuance under the 2014 Plan was increased by an additional 2,390,666 shares. The 2014 Plan currently has 181,527 shares available for issuance.

        Under the 2014 Plan, stock awards are outstanding for a total of 3,099,092 shares that have been granted to 91 employees, directors and consultants. Thus, the total number of shares currently available for issuance under the 2014 Plan as of December 31, 2018 is 181,527 shares, not including the 3,533,826 share increase that is the subject of this Proposal 3. If stockholders approve this Proposal 3, the total number of shares available for future stock awards under the 2014 Plan will be 3,715,353, exclusive of the effects of Proposal 1 and 2. Of the total number of shares allocated to the 2014 Plan, including the 3,533,826 share increase that is the subject of this Proposal 3, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422(b) of the Code, shall not exceed 7,000,000 shares. Based on current forecasts and estimated stock award grant rates, if the increase is not approved, it is anticipated that the 2014 Plan could run out of available shares as soon as December 31, 2018.

        Stockholder approval of the amendment of the 2014 Plan is being sought (i) in order for incentive stock options to meet the requirements of the Code, and (ii) in order to meet The Nasdaq Capital Market listing requirements. If the stockholders do not approve the amendment and restatement of the 2014 Plan at the Special Meeting, the amendment of the 2014 Plan will not become effective, and the number of shares authorized for issuance under the 2014 Plan will not be increased by 3,533,826 shares.

        For information with respect to grants to certain executive officers in Fiscal Year 2018 under the 2014 Plan, see page 39 and for information with respect to grants to our non-employee directors, see page 42.

Material Terms of the 2014 Plan

        See Proposal 1.

Required Vote of Stockholders

        To approve the amendment of the 2014 Plan (this Proposal 3), the affirmative vote of the holders of a majority of shares of votes cast, in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the special meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 3 to amend the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan.

 PROPOSAL 4—TO APPROVE THE AMENDMENT OF OUR 2014 PLAN TO EXTEND THE EVERGREEN PROVISION FOR A FIVE YEAR PERIOD UP TO AND INCLUDING JANUARY 1, 2024

        At the Special Meeting, holders of our Common Stock will be asked to approve the amendment of our 2014 Stock Incentive Plan to extend the current evergreen provision (the "Evergreen Provision") for a five (5)-year period up to and including January 1, 2024.

        The purpose of the 2014 Plan is to promote the success and enhance the value of our company by linking the personal interests of employees, directors, and consultants to those of our shareholders and by providing these individuals with an incentive to work to generate superior returns to our shareholders. The 2014 Plan is also intended to provide us with flexibility in creating competitive plans to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest, and special effort our success is largely dependent.

        We believe that our interests and those of the shareholders will be advanced if we can continue to offer our employees, notably at the senior management level, consultants, and directors the opportunity to acquire or increase their proprietary interests in us. We have determined that the number of shares available for issuance under the 2014 Plan should be increased annually through the Evergreen Provision by extending the Evergreen Provision for a five (5)-year period up to and including January 1, 2014.

Background

        Since the inception of the 2014 Plan, the Board has been required to amend the 2014 Plan numerous time to increase the size of the share pool. See Proposal 3 for information on the current state of the 2014 Plan share pool. The 2014 Plan share pool currently features an evergreen provision (the "Evergreen Provision") that annually replenishes the share pool by two percent (2%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. The Evergreen Provision is set forth in Section 4.1 of the 2014 Plan, which is copied below.

  4.1
  Number of Shares.    .... In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than five years, beginning on January 1st of the year following the year in which the Plan became effective in an amount equal to 2% of the total number of shares of Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to this Section 4.1.

        This Evergreen Provision allows for the replenishment of the 2014 Plan share pool without the requirement for the Company to submit a proposal to stockholders to increase the size of the share pool each year. Through the Evergreen Provision, the following number of shares have been added to the 2014 Plan share pool since its inception: 2016—10,833; 2017—18,676; 2018—140,433; and 2019—545,797. If this Proposal is approved, based upon the number of shares outstanding as of December 31, 2018, it is estimated that approximately 545,797 shares will be added to the 2014 Plan share pool annually over the next five (5) years through the Evergreen Provision.

        Stockholder approval of the amendment of the 2014 Plan is being sought in order to meet The Nasdaq Capital Market listing requirements. If the stockholders do not approve the amendment and restatement of the 2014 Plan at the Special Meeting to extend the Evergreen Provision for a five (5) -year period up to and including January 1, 2024, then the number of shares authorized for issuance under the 2014 Plan will not be increased annually by 2% of the total number of shares outstanding on December 31st of the preceding calendar year.

Material Terms of the 2014 Plan

        See Proposal 1.

Required Vote of Stockholders

        To approve the amendment of the 2014 Plan (this Proposal 4), the affirmative vote of the holders of a majority of shares of votes cast, in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the special meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

        The board of directors unanimously recommends that the stockholders vote "FOR" Proposal No. 4 to amend the 2014 Plan to extend the Evergreen Provision for a five (5)-year period up to and including January 1, 2024.

 PROPOSAL 5—APPROVAL, FOR PURPOSES OF NASDAQ RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO CVP IN CONNECTION WITH THE CVP NOTES EXCHANGE

        At the Special Meeting, holders of Common Stock will be asked to approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock at a price equal to or greater than the CVP Issuance Price (as defined below), which shares may be issued to Chicago Venture Partners, L.P. upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by us to CVP with an outstanding balance, including accrued and unpaid interest as of December 31, 2018, equal to $6,344,943, subject to the terms of the CVP Notes and one or more exchange agreements (each, an "Exchange Agreement") that may be entered into from time to time between the Company and CVP. For purposes of this proposal, "CVP Issuance Price" means, with respect to the issuance of shares of Common Stock under an Exchange Agreement, a price to be mutually agreed upon between the parties but in no case lower than a 15% discount to the closing price of the Company's Common Stock on the date immediately preceding the date that the parties entered into such Exchange Agreement.

Background

        On June 29, 2017, we entered into a securities purchase agreement (the "June 2017 CVP SPA") with CVP, pursuant to which we issued to CVP a convertible secured promissory note (as amended from time to time, the "June 2017 CVP Note") in the aggregate principal amount of $2,155,000 for an aggregate purchase price of $1,700,000. On December 8, 2017, we entered into a securities purchase agreement (the "December 2017 CVP SPA") with CVP, pursuant to which we issued to CVP a secured promissory note (as amended from time to time, the "December 2017 CVP Note") in the aggregate principal amount of $1,587,500 for an aggregate purchase price of $1,100,000. On February 26, 2018, we entered into a securities purchase agreement (the "February 2018 CVP SPA") with CVP, pursuant to which we issued to CVP a secured promissory note (as amended from time to time, the "February 2018 CVP Note") in the aggregate principal amount of $2,240,909 for an aggregate purchase price of $1,560,000. On March 21, 2018, we entered into a securities purchase agreement (the "March 2018 CVP SPA") with CVP, pursuant to which we issued to CVP a secured promissory note (as amended from time to time, the "March 2018 CVP Note") in the aggregate principal amount of $1,090,340.91 for an aggregate purchase price of $750,000. As of December 31, 2018, the outstanding balance, including accrued and unpaid interest, on the CVP Notes is $6,344,943.

        The CVP Notes bear interest at the rate of 8% per annum. Each of the June 2017 CVP Note, the December 2017 CVP Note and the February 2018 CVP Note matures on August 26, 2019, and the March 2018 CVP Note matures on September 21, 2019. CVP has the right to redeem a portion of the outstanding balance of the CVP Notes in any amount up to an aggregate of $500,000 per month ("Monthly Redemption Right"). The redemption(s) may be satisfied in cash or as otherwise mutually agreed upon between the parties. In connection with the issuance of the CVP Notes, we also entered into security agreements with CVP, pursuant to which CVP received a security interest in substantially all of our assets.

        Standstill Agreement and Amendments.    On October 1, 2018, we entered into a Standstill agreement (and as subsequently amended, the "Standstill Agreement") with CVP with respect to the outstanding CVP Notes. Pursuant to the terms of the Standstill Agreement, CVP agreed not to exercise its Monthly Redemption Right with respect to any portion of the CVP Notes that remain outstanding following the Debt Reduction Payment until March 2019. In consideration of CVP's grant of the Standstill Agreement, we paid CVP (i) a fee in the amount of five percent (5%) of the total outstanding balance of the CVP Notes, which was added to the outstanding balance of the oldest CVP Note; and (ii) a fee of $200,000, which was added to the outstanding balance of June 2017 CVP Note.

        As of December 31, 2018, the outstanding balances of the CVP Notes, inclusive of all Standstill fees and accrued and unpaid interest thereon, is $6,344,943, broken down as follows: (i) June 2017 CVP Note: $790,383; (ii) December 2017 CVP Note: $1,816,938; (iii) February 2018 CVP Note: $2,518,475; and (iv) March 2018 CVP Note: $1,219,148.

        We now desire to enter into one or more Exchange Agreements with CVP, pursuant to which we would effect the exchange of all or a portion of the CVP Notes for shares of Common Stock (the "Exchange Shares"). The aggregate amount of CVP Notes to be exchanged and the price per share for each Exchange Share will be at a price equal to or greater than the CVP Issuance Price. The Exchange Agreement limits the number of Exchange Shares that we can issue to CVP to the rules and regulations of Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d) if applicable) (the "CVP 19.99% Exchange Cap"), unless we obtain stockholder approval to issue more than such CVP 19.99% Exchange Cap. Because of the CVP 19.99% Exchange Cap, unless our stockholders approve this proposal, we will be limited in our ability to issue Exchange Shares to CVP and would potentially need to seek alternative sources of financing to repay the CVP Notes.

        The Exchange Shares have been or will be issued pursuant to the exemption from registration set forth in Section 3(a)(9) of the Securities Act, which permits an issuer to exchange new securities for existing securities exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Stockholder Approval Requirement

        As noted above, the form of Exchange Agreement restricts the amount of shares that may be issued to CVP to the CVP 19.99% Exchange Cap. We can remove this CVP 19.99% Exchange Cap by obtaining stockholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

        Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) "20% Issuance" means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) "Minimum Price" means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

        We are seeking stockholder approval for the issuance of up to 8,000,000 shares of Common Stock pursuant to one or more Exchange Agreements at a price equal to or greater than the CVP Issuance Price. Our Board of Directors previously reserved 8,000,000 shares for issuance under the Exchange Agreement, and we would seek additional stockholder approval before issuing more than such 8,000,000 shares. We would also seek additional stockholder approval before agreeing to any decrease to the price per Exchange Share that we may issue to CVP under an Exchange Agreement below the CVP Issuance Price.

Reasons for Transaction and Effect on Current Stockholders

        Our Board of Directors has determined that an Exchange Agreement with CVP is in the best interests of us and our stockholders because the right to exchange all or a portion of the CVP Notes for shares of Common Stock provides us with financial flexibility to utilize our cash for general corporate purposes that we view as key to our growth, such as the ongoing commercialization of Mytesi.

        The form of Exchange Agreement does not affect the rights of the holders of our shares of Common Stock currently outstanding, but the issue of shares to CVP pursuant to the terms of the CVP Notes Exchange will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. If we were to sell to CVP all 8,000,000 shares we are seeking stockholder approval to issue under the CVP Notes Exchange, CVP would have purchased in the aggregate under the Exchange Agreement approximately 24.8% of our outstanding shares of Common Stock.

        The form of Exchange Agreement provides that we shall not issue, and CVP shall not purchase, any shares of Common Stock under one or more Exchange Agreements if such shares proposed to be issued and sold, when aggregated with all other shares of Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by CVP and its affiliates, would result in the beneficial ownership by CVP and its affiliates of more than 9.99% of then issued and outstanding shares of Common Stock. Unlike the CVP 19.99% Exchange Cap, which limits the aggregate number of shares we may issue to CVP under one or more Exchange Agreements, this beneficial ownership limitation limits the number of shares CVP may beneficially own at any one time to 9.99% of outstanding Common Stock. Consequently, the number of shares CVP may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. CVP may sell some or all of the shares it receives under an Exchange Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. We are not seeking stockholder approval to lift such 9.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, CVP may be in a position to exert influence over us and there is no guarantee that the interests of CVP will align with the interests of other stockholders.

Required Vote of Stockholders

        The vote required to approve Proposal 5 is the affirmative vote of the holders of a majority of the votes cast, affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 5.

        The board of directors unanimously recommends that the stockholders vote "FOR" Proposal No. 5 to issue up to 8,000,000 shares of Common Stock at a price equal to or greater than the CVP Issuance Price to CVP in the CVP Notes Exchange in accordance with the stockholder approval requirements of Nasdaq Rule 5635(d).

 PROPOSAL 6—APPROVAL, FOR PURPOSES OF NASDAQ RULE 5635(D), OF THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO OASIS CAPITAL

        At the Special Meeting, holders of our Common Stock will be asked to approve for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital, LLC under an equity line at a price equal to or greater than the Oasis Issuance Price (as defined below), pursuant to the common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital (the "CSPA"). For purposes of this proposal, "Oasis Issuance Price" means, with respect to a specific issuance of shares of Common Stock to Oasis Capital under the CSPA, a price to be mutually agreed upon between the parties from time to time in accordance with the terms of the CSPA but in no case lower than a 15% discount to the closing price on the date immediately preceding the date of such issuance.

Background

        On January 7, 2019, we entered into the CSPA with Oasis Capital, a Puerto Rico limited liability company, relating to an offering (the "Equity Line Offering") of up to 5,633,333 shares of Common Stock, of which 5,333,333 of such shares are being offered in an indirect primary offering consisting of an equity line of credit. We have the option to increase the equity line of credit by an additional 8,000,000 shares of Common Stock by notifying Oasis Capital any time after the effective date of the CSPA. The Equity Line Offering is being made pursuant to the Registration Statement on Form S-3 filed by us with the SEC (File No. 333-220236) (the "Registration Statement") and the related base prospectus included in the Registration Statement, as supplemented by a separate prospectus supplement filed on January 8, 2019.

        We will issue 300,000 shares of Common Stock (the "Commitment Shares") to Oasis Capital as an inducement to enter into the CSPA. Additionally, under the terms of the CSPA, we have the right to "put," or sell, up to 5,333,333 shares of Common Stock (the "Purchase Shares") to Oasis Capital at a fixed price of $0.75 per share or such other price as agreed upon between the Company and Oasis Capital (the "Purchase Price"), provided that Oasis Capital's obligation to purchase the Purchase Shares is automatically suspended with respect to a put if, within ten trading days prior to and the day of such put, the Common Stock is trading at a price of less than $1.00 per share.

        From time to time over the term of the CSPA, and at our sole discretion, we may direct Oasis Capital to purchase the Purchase Shares by presenting Oasis Capital with purchase notices ("Purchase Notices") specifying a number of Purchase Shares to be purchased by Oasis Capital pursuant to the terms of the CSPA. Each Purchase Notice shall require Oasis Capital to purchase shares equal to the lesser of (a) 500,000 shares or (b) 200% of the average trading volume of the Common Stock in the 5 trading days immediately preceding the applicable Purchase Date (each such purchase, a "Regular Purchase"). The "Purchase Date" means with respect to any Regular Purchase, the business day that the respective portion of the Purchase Shares are reflected in Oasis Capital's account. Each such purchase of Purchase Shares will have an individual closing within one trading day following the receipt of the Purchase Shares for the applicable Purchase Notice.

        With respect to the Purchase Shares that are the subject of any Purchase Notice, Oasis Capital shall deliver to us an amount equal to the product of (x) the Purchase Price and (y) the number of Purchase Shares set forth on such Purchase Notice, minus deposit and clearing costs associated with such purchase. Any proceeds that we receive under the CSPA are expected to be used for the commercialization of Mytesi and for working capital and general corporate purposes.

        We may issue Purchase Shares at any time on or after the date of the CSPA until the date on which Oasis Capital has purchased 5,333,333 Purchase Shares, unless the CSPA is terminated earlier in accordance with its terms; provided, that, we are not permitted to submit more than one Purchase Notice to Oasis Capital in any 3 trading day period without Oasis Capital's consent. Further, the number of Purchase Shares to be purchased by Oasis Capital may not exceed the number of shares that, when added to the number of shares of the Common Stock then beneficially owned by Oasis Capital, would exceed 4.99% of the shares of Common Stock outstanding. Additionally, we are not required to deliver Purchase Shares, and Oasis Capital is not entitled to receive such Purchase Shares, if the issuance of such Purchase Shares would exceed the aggregate number of shares of Common Stock which the Company may issue under the rules and regulations of the Nasdaq Stock Market (including rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d) if applicable) ("Oasis 19.99% Exchange Cap"), unless we obtain stockholder approval to issue more than the Oasis 19.99% Exchange Cap in compliance with Nasdaq Listing Rule 5635(d).

Stockholder Approval Requirement

        As noted above, the CSPA restricts the amount of shares that may be sold to Oasis Capital to the Oasis 19.99% Exchange Cap. We can remove this Oasis 19.99% Exchange Cap by obtaining stockholder approval in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

        Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) "20% Issuance" means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) "Minimum Price" means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

        We are seeking stockholder approval for the issuance of 13,633,333 shares of Common Stock under the CSPA. Our Board of Directors previously reserved 13,633,333 shares for issuance under the CSPA, and we would seek additional stockholder approval before issuing more than such 13,633,333 shares.

Reasons for Transaction and Effect on Current Stockholders

        Our Board of Directors has determined that the CSPA with Oasis Capital is in the best interests of us and our stockholders because the right to sell shares to Oasis Capital provides us with a reliable source of capital and the ability to access that capital when and as needed. For example, as we are pursuing non-dilutive business development collaborations, we may need cash resources to finalize such negotiations and associated legal documentation in a favorable manner to us. While the terms of the CSPA do not currently provide for the issuance of shares of Common Stock at a price below the Minimum Price, we are seeking in advance the right to issue shares at a price equal to or greater than the Oasis Issuance Price to the extent we need to raise additional capital to execute our business plan and to provide flexibility in responding to future business opportunities.

        The CSPA does not affect the rights of the holders of our shares of Common Stock currently outstanding, but the sale of shares to Oasis Capital pursuant to the terms of the CSPA will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders. If we were to sell to Oasis Capital all 13,633,333 shares we are seeking stockholder approval to issue under the CSPA, Oasis Capital would have purchased in the aggregate under the CSPA approximately 36.0% of our outstanding shares of Common Stock.

        The CSPA provides that we shall not issue, and Oasis Capital shall not purchase, any shares of our Common Stock under the CSPA if such shares proposed to be issued and sold, when aggregated with all other shares of our Common Stock then owned beneficially (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) by Oasis Capital and its affiliates, would result in the beneficial ownership by Oasis Capital and its affiliates of more than 4.99% of then issued and outstanding shares of Common Stock. Unlike the Oasis 19.99% Exchange Cap, which limits the aggregate number of shares we may issue to Oasis Capital under the CSPA, this beneficial ownership limitation limits the number of shares Oasis Capital may beneficially own at any one time to 4.99% of outstanding Common Stock. Consequently, the number of shares that Oasis Capital may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of Common Stock increases over time. Oasis Capital may sell some or all of the shares it purchases under the CSPA, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. We are not seeking stockholder approval to lift such 4.99% beneficial ownership limitation. However, even with the beneficial ownership limitation, Oasis Capital may be in a position to exert influence over us and there is no guarantee that the interests of Oasis Capital will align with the interests of other stockholders.

Required Vote of Stockholders

        The vote required to approve Proposal 6 is the affirmative vote of the holders of a majority of the votes cast, affirmatively or negatively in person or by proxy at the Special Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote fort Proposal 6.

        The board of directors unanimously recommends that the stockholders vote "FOR" Proposal No. 6 to issue up to 13,633,333 shares of Common Stock that may be issued at the Company's discretion from time to time to Oasis Capital under an equity line at a price equal to or greater than the Oasis Issuance Price in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d).

 PROPOSAL 7—GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

        Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 through 6. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 7 to adjourn the Special Meeting.

Required Vote of Stockholders

        To approve the grant of discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 through 6, the affirmative vote of the holders of a majority of shares of our Common Stock and Preferred Stock, present in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the special meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the special meeting will make it more difficult to meet the requirement under our bylaws that the holders of a majority of the our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the special meeting.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 7 to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 through 6.

 DIRECTORS AND CORPORATE GOVERNANCE

        The following table lists our directors and their respective ages and positions as of December 31, 2018:

Name	Age	Position
James J. Bochnowski(1)(2)(3)	75	Chairman of the Board (Class I)
Lisa A. Conte	59	Chief Executive Officer, President and Director (Class I)
Jeffery C. Johnson(2)(3)	46	Director (Class III)
Greg J. Divis	51	Director (Class III)
John Micek III(1)(3)	65	Director (Class II)
Jiahao Qui	32	Director (Class II)
Jonathan B. Siegel(1)(2)	45	Director (Class I)
Murray David MacNaughtan	51	Director (Class III)

(1)
Member of the audit committee.

(2)
Member of the Compensation Committee.

(3)
Member of the nominating committee.

Compensation Committee Interlocks and Insider Participation

        The members of our Compensation Committee are Mr. Bochnowski, Mr. Siegel and Mr. Johnson. Mr. Bochnowski is the chairperson of the Compensation Committee. Our Compensation Committee's responsibilities include:

  •
  determining, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer;

  •
  determining, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

  •
  overseeing and administering our cash and equity incentive plans;

  •
  reviewing and making recommendations to our board of directors with respect to director compensation;

  •
  reviewing and discussing at least annually with management our "Compensation Discussion and Analysis" disclosure if and to the extent then required by SEC rules; and

  •
  preparing the Compensation Committee report and necessary disclosure in our annual proxy statement in accordance with applicable SEC rules.

        Our board has determined that each of Mr. Bochnowski, Mr. Siegel and Mr. Johnson is independent under the applicable Nasdaq rules and regulations, is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act, and is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

        The Compensation Committee held three meetings in 2017 and one meeting in 2018 as of August 31, 2018. All compensation-related matters were approved at the board of directors' level. The Compensation Committee has adopted a written charter approved by the board of directors, which is available on our website at https://jaguarhealth.gcs-web.com/corporate-governance.

        None of the members of our Compensation Committee has ever been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table (2018 and 2017)

        The total compensation paid to the Company's Principal Executive Officer and its three highest compensated executive officers other than the Principal Executive Officer, respectively, for services rendered in 2018 and 2017, as applicable, is summarized as follows:

	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Lisa A. Conte	2018	480,000	$30,000	490,046	19,014	1,019,060
President and Chief Executive	2017	440,000	—	184,990	17,599	642,589
Officer
Steven R. King, Ph.D.	2018	287,045	—	460,001	36,316	783,362
Executive Vice President,	2017	280,500	—	80,925	32,032	393,457
Sustainable Supply, Ethnobotanical
Research and Intellectual Property
Karen S. Wright	2018	280,667	30,000	120,509	—	431,175
Chief Financial Officer and	2017	240,000	5,000	554,108	—	300,108
Treasurer(3)

Footnotes to Summary Compensation Table

(1)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. The following are the options held by each executive officer as of December 31, 2018:

a.
Ms. Conte—an aggregate of 734,411 shares were granted as follows: 10,691 shares granted April 1, 2014, 5,707 shares granted July 2, 2015, 7,546 shares granted July 7, 2015, 7,546 shares granted July 7, 2015, 4,664 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 21,200 shares granted September 22, 2016, 1,133 shares granted December 19, 2016, 19,053 shares granted December 21, 2017, 216,482 shares granted on March 12, 2018 and 447,935 shares granted on June 1, 2018. The weighted average exercise price of all of Ms. Conte option grants is $6.54.

b.
Dr. King—an aggregate of 257,470 shares were granted as follows: 6,237 shares granted April 1, 2014, 3,328 shares granted July 2, 2015 which became effective at the annual stockholders' meeting of June 14, 2016, 1,883 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 1,536 shares granted September 22, 2016, 299 shares granted December 19, 2016, 6,351 shares granted December 21, 2017, 88,525 shares granted on March 12, 2018 and 149,311 shares granted on June 1, 2018. The weighted average exercise price of all of Dr. King's option grants is $6.72.

c.
Ms. Wright—an aggregate of 164,753 shares were granted as follows: 1,333 shares granted November 23, 2015, 253 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 6,913 shares granted September 22, 2016, 191 shares granted December 19, 2016, 3,619 shares granted December 21, 2017, 66,590 shares granted on March 12, 2018 and 85,854 shares granted on June 1, 2018. The weighted average exercise price of all of Ms. Wright's option grants is $5.94.

d.
All of the April 1, 2014 option grants vested 25% on January 1, 2015 (nine months from grant date), with the remainder vesting equally over the following 27 months such that the options are vested in full on April 1, 2017. Ms. Wright's November 23, 2015 option vested 25% on

    September 9, 2016, with the remainder vesting equally over the following 27 months such that the option is vested in full on November 9, 2018. All of the July 2, 2015 options were granted contingent upon approval of the Company's stockholders at the June 14, 2016 annual stockholders' meeting and vest 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 2, 2018. Ms. Conte's July 7, 2015 option was likewise granted contingent upon approval of the Company's stockholders at the June 14, 2016 annual stockholders' meeting and vests 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 7, 2018. All of the options granted on April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, September 22, 2016, December 19, 2016 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019. All of the December 21, 2017 options grants vested in full as of March 31, 2018 if the option holder was an employee on that date. All of the March 12, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on March 12, 2021. All of the June 1, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on June 1, 2021.

(2)
Amounts shown in this column reflect incremental health insurance premiums paid for such executive's family members.

(3)
Ms. Wright has served as Chief Financial Officer and Treasurer since December 15, 2015.

Narrative to Summary Compensation Table

        Understanding our history is key to the understanding of our compensation structure for 2017 and 2018. After our initial public offering closed on May 18, 2015, the executive officers of privately-held Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) became our named executive officers.

Base Salary

        On July 2, 2015, the Compensation Committee increased Ms. Conte's annual base salary from $400,000 to $440,000, Dr. King's annual base salary from $255,000 to $280,500. The pay increases were effective June 15, 2015. On December 15, 2015, the Company's board of directors appointed Karen S. Wright as the Company's new Chief Financial Officer. Ms. Wright's annual base salary is $240,000. On April 12, 2018, the Compensation Committee increased Ms. Conte's annual base salary from $440,000 to $500,000, Dr. King's annual base salary from $280,500 to $290,317, and Ms. Wright's annual base salary from $240,000 to $301,000, all effective May 31, 2018.

Bonuses

        We paid a performance based bonus to Ms. Wright of $5,000 in 2017 and a one-time cash bonus of $30,000 to both Ms. Conte and Ms. Wright in 2018.

Equity Compensation

        Ms. Conte and Dr. King received stock option grants at the time they were hired by privately-held Jaguar Animal Health, Inc. Such options generally vest over time, with 25% of the options vesting after nine months of employment and monthly vesting thereafter with full vesting after three years. Ms. Wright received stock option grants with a similar vesting schedule at the time they were hired by us. The board of directors periodically grants additional options to the current named executive officers that typically vest ratably over a three-year period.

        All stock options and RSUs issued to our current named executive officers vest and become exercisable upon a change in control.

 Outstanding Equity Awards at 2018 Fiscal Year End

        The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2018.

		Number of Securities Underlying Unexercised Options
	Options Vesting Commencement Date
					Option exercise price	Stock Option expiration date
		Exerciseable	Unexerciseable
Lisa A. Conte	4/1/2014	10,691	—	(1)	$37.95	4/1/2024
	7/2/2015	5,707	—	(2)	$76.35	7/2/2025
	7/7/2015	7,546	—	(3)	$75.60	7/7/2025
	4/1/2016	4,146	518	(5)	$23.70	4/1/2026
	9/22/2016	8,833	12,367	(6)	$18.75	9/22/2026
	12/19/2016	755	378	(7)	$11.10	12/19/2026
	12/21/2017	19,053	—	(8)	$1.85	12/21/2027
	3/12/2018	96,214	120,268	(9)	$8.40	3/12/2028
	6/1/2018	99,541	348,394	(10)	$2.73	6/1/2028
Steven R. King, Ph.D.	4/1/2014	6,237	—	(1)	$37.95	4/1/2024
	7/2/2015	3,328	—	(2)	$76.35	7/2/2025
	4/1/2016	1,674	209	(5)	$23.70	4/1/2026
	9/22/2016	640	896	(6)	$18.75	9/22/2026
	12/19/2016	199	100	(7)	$11.10	12/19/2026
	12/21/2017	6,351	—	(8)	$1.85	12/21/2027
	3/12/2018	39,344	49,181	(9)	$8.40	3/12/2028
	6/1/2018	33,180	116,131	(10)	$2.73	6/1/2028
Karen S. Wright	11/9/2015	1,333	—	(4)	$30.60	11/23/2025
	4/1/2016	225	28	(5)	$23.70	4/1/2026
	9/22/2016	5,185	1,728	(6)	$18.75	9/22/2026
	12/19/2016	127	64	(7)	$11.10	12/19/2026
	12/21/2017	3,619	—	(8)	$1.85	12/21/2027
	3/12/2018	29,596	36,994	(9)	$8.40	3/12/2028
	6/1/2018	19,079	66,775	(10)	$2.73	6/1/2028

(1)
On January 1, 2015, 25% of each of such named executive officer's shares vested and became exercisable. The remainder of the shares were vested in approximately equal monthly installments through April 1, 2017, subject to continued service with us through each relevant vesting date.

(2)
The shares were granted on July 2, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders' meeting and vest 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 2, 2018, subject to continued service with us through each relevant vesting date.

(3)
The shares were granted on July 7, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders' meeting and vested 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 7, 2018, subject to continued service with us through each relevant vesting date.

(4)
The shares were granted on November 23, 2015. On August 9, 2016, 25% of such named executive officer's shares vested and became exercisable. The remainder of the shares vested in approximately equal monthly installments through November 9, 2018.

(5)
The options were granted on April 1, 2016, which became effective at the annual stockholders' meeting of June 14, 2016, and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 1, 2019, subject to continued service with us through each relevant vesting date.

(6)
The options were granted on September 22, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on September 22, 2019, subject to continued service with us through each relevant vesting date.

(7)
The options were granted on December 19, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019, subject to continued service with us through each relevant vesting date.(10)

(8)
The options were granted on December 21, 2017 and vest 100% on March 31, 2018 if the officer is an employee as of such date.

(9)
The options were granted on March 12, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on March 12, 2021, subject to continued service with us through each relevant vesting date.

(10)
The options were granted on June 1, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on June 12, 2021, subject to continued service with us through each relevant vesting date

Executive Employment Agreements

Lisa A. Conte

        In March 2014, we entered into an offer letter with Ms. Conte to serve as our Chief Executive Officer, effective March 1, 2014, in an at-will capacity. Under this offer letter, Ms. Conte's annual base salary is $400,000, she is eligible for an annual target bonus of 30% of her base salary. Effective June 15, 2015, our board of directors has reviewed the terms of Ms. Conte's employment arrangement in connection with its annual compensation review, and has adjusted Ms. Conte's base salary to $440,000. Ms. Conte is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Ms. Conte's base salary to $500,000.

        In April 2014, Ms. Conte was granted a stock option to purchase 160,383 shares of Common Stock at an exercise price of $2.54 per share. The option has a 10 year term and vests as follows: 25% vested on January 1, 2015, 9 months after the grant date, with the remainder vesting equally over the next 27 months such that the option was vested in full on April 1, 2017. On June 2, 2014, Ms. Conte was granted 17,820 RSUs, or RSUs. Fifty percent of the shares of Common Stock underlying the RSUs vested and were issued on January 1, 2016, and the remaining 50% will vest and be issuable on July 1, 2017 pursuant to the terms of the RSU agreement. In the event of a change in control, as defined in the Jaguar Health, Inc. 2013 Equity Incentive Plan (the "2013 Plan"), the vesting of all outstanding awards granted to Ms. Conte under the 2013 Plan will accelerate if Ms. Conte's service with us is terminated without cause within twelve months of the change in control.

Steven R. King, Ph.D.

        In February 2014, we entered into an offer letter with Dr. King to serve as our Executive Vice President, Sustainable Supply, Ethnobotanical Research and Intellectual Property, effective March 1, 2014, in an at-will capacity. Under the offer letter, Dr. King's annual base salary of $255,000, he is eligible for an annual target bonus of 30% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. Effective June 15, 2015, our board of directors has reviewed the terms of Dr. King's employment arrangement in connection with its annual compensation review, and has adjusted Dr. King's base salary to $280,500. Dr. King is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Dr. King's base salary to $290,317.

        In April 2014, Dr. King was granted a stock option to purchase 93,556 shares of Common Stock at an exercise price of $2.54 per share. The option has a 10-year term and vests as follows: 25% vested on January 1, 2015, 9 months after the grant date, with the remainder vesting equally over the next 27 months such that the option was vested in full on April 1, 2017. In June 2014, Dr. King was granted 10,395 RSUs. Fifty percent of the shares of Common Stock underlying the RSUs vested and were issued on January 1, 2016, and the remaining 50% will vest and be issuable on July 1, 2017 pursuant to the terms of the RSU agreement. In the event of a change in control, as defined in the 2013 Plan, the vesting of all outstanding awards granted to Dr. King under the 2013 Plan will accelerate if Dr. King's service with us is terminated without cause within twelve months of the change in control.

Karen S. Wright

        In October 2015, we entered into an offer letter with Ms. Wright to serve as our Executive Vice President, Finance, effective November 9, 2015, in an at-will capacity. On December 15, 2015 the board of directors approved Ms. Wright's appointment to serve as our Chief Finance Officer. Under the offer letter, Ms. Wright's annual base salary is $240,000, she is eligible for an annual target bonus of 25% of her base salary, and she is eligible to participate in the employee benefit plans we offer to our other employees. Effective May 1, 2018, the Compensation Committee adjusted Ms. Wright's base salary to $301,000.

        In November 2015, Ms. Wright was granted a stock option to purchase 20,000 shares of Common Stock at an exercise price of $2.04 per share. The option has a 10-year term and vests as follows: 25% vested on August 9, 2016, 9 months after the hire date, with the remainder vesting equally over the next 27 months such that the option is vested in full on November 9, 2018.

Compensation of Directors

        The following table summarizes the total compensation earned in 2017 and 2018 for the Company's non-management directors. Ms. Conte receives no additional compensation for her service as a director. Messrs. Johnson and Siegel did not join the board of directors until March 2018, and

Messrs. Divis and MacNaughtan did not join the board of directors until June 2018, and therefore, did not receive any compensation for 2018.

	Year	Fees Earned or Paid in Cash ($)	Option awards ($)(4)	Total ($)
James J. Bochnowski	2018	—	160,622	114,976
	2017	—	88,941	88,941
Folkert W. Kamphuis(1)	2018	—	109,931	109,931
	2017	—	88,410	88,410
Jiahao Qiu	2018	—	18,065	18,065
	2017	—	16,435	16,435
Zhi Yang(2)	2018	—	18,065	18,065
	2017	—	16,435	16,435
John Micek III	2018	—	108,760	108,760
	2017	—	42,861	42,861
Ari Azhir(3)	2018	—	30,327	30,327
	2017	—	20,380	20,380
Jeffery C. Johnson	2018	—	29,286	29,286
	2017	—	—	—
Greg J. Divis	2018	—	15,223	15,223
	2017	—	—	—
Jonathan B. Siegel	2018	—	29,286	29,286
	2017	—	—	—
Murray David MacNaughtan	2018	—	15,223	15,223
	2017	—	—	—

Footnote to Compensation of Directors Table

(1)
Mr. Kamphuis's 3-year term on the board of directors ended effective May 18, 2018.

(2)
Dr. Yang's 3-year term on the board of directors ended effective May 18, 2018.

(3)
Dr. Azhir resigned from the board of directors effective March 29, 2018.

(4)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. The aggregate number of options held by each non-management director officer as of December 31, 2018 was as follows: Mr. Bochnowski holds an aggregate of 334,177 options (2,627 options granted in fiscal year 2014, 1,333 options granted in fiscal year 2015, 6,843 options granted in fiscal year 2016 and 323,374 options granted in fiscal year 2018); Mr. Kamphuis holds an aggregate of 62,247 options (3,333 shares granted in fiscal year 2015; 5,750 shares granted in fiscal year 2016 and 53,614 shares granted in fiscal year 2018); Mr. Qiu holds an aggregate of 13,757 options (666 shares granted in fiscal year 2015; 126 shares granted in fiscal year 2016 and 12,965 shares granted in fiscal year 2015); Dr. Yang holds an aggregate of 133 options (100 shares granted fiscal year 2015, 24 shares granted fiscal year 2016 and 8 shares granted fiscal year 2018); Mr. Micek III holds an aggregate of 192,626 options (7,179 shares granted fiscal year 2016 and 185,447 shares granted fiscal year 2018); Mr. Azhir holds an aggregate of 21,818 options (4,358 shares granted fiscal year 2016 and 17,460 shares granted fiscal year 2018); Mr. Johnson holds an aggregate of 104,860 options (104,860 shares granted fiscal year 2018); Mr. Divis holds an aggregate of 104,860 options (104,860 shares granted fiscal year 2018); Mr. Siegel holds an aggregate of 104,860 options (104,860 shares granted fiscal year 2018); and Mr. MacNaughtan holds an aggregate of 104,860 options (104,860 shares granted fiscal year 2018).

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2018, our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements except that each of Ari Azhir, Zhi Yang, Folkert Kamphuis, Jiahao Qiu, John Micek III and James Bochnowski filed a Form 4 on June 6, 2018 reporting a grant of stock options that should have been filed on March 14, 2018 pursuant to Section 16(a) of the Exchange Act.

 STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING

        In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2019 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before December 28, 2018. The board of directors has not determined the date of the 2019 Annual Meeting of the Company's Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2018 Annual Meeting of Stockholders.

        Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2019 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 18, 2019 and no later than February 17, 2019, in accordance with our bylaws. If the date of the 2019 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 18, 2019, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2019 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2019 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

        Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Karen S. Wright, 201 Mission Street, Suite 2375, San Francisco, CA 94105 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC's website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY'S STOCKHOLDERS

        A list of our stockholders as of January 10, 2019, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

INCORPORATION OF INFORMATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information that we file with them into this Proxy Statement. Incorporation by reference allows us to disclose important information to you by referring you to those other documents. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. Statements in this Proxy Statement regarding the provisions of certain documents filed with, or incorporated by reference in, this Proxy Statement are not necessarily complete and each statement is qualified in all respects by that reference. The documents we are incorporating by reference are:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed on April 9, 2018;

  •
  our definitive proxy statement and definitive additional materials, on Schedule 14A, relating to our Annual Meeting of Stockholders held on May 18, 2018, filed on April 24, 2018;

  •
  our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018 filed on May 15, 2018, our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018 filed on August 13, 2018, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 filed on November 19, 2018; and

  •
  our Current Reports on Form 8-K filed on January 2, 2018, February 16, 2018, February 28, 2018, March 2, 2018, March 12, 2018, March 27, 2018, April 2, 2018, April 18, 2018, May 18, 2018, May 29, 2018, June 1, 2018, June 11, 2018, June 18, 2018, June 20, 2018, July 5, 2018, August 29, 2018, September 4, 2018, September 12, 2018, September 25, 2018, October 5, 2018, November 14, 2018 December 10, 2018 and January 8, 2019.

        Unless otherwise noted, the SEC file number for each of the documents listed above is 001-36714.

        In addition, all reports and other documents filed by us pursuant to the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting shall be deemed to be incorporated by reference into this Proxy Statement.

        Any statement contained in this Proxy Statement or in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

        You may request, orally or in writing, a copy of any or all of the documents incorporated herein by reference. These documents will be provided to you at no cost, by contacting: Investor Relations, Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA, 94105 or call (415) 371-8300.

        You should rely only on information contained in, or incorporated by reference into, this Proxy Statement to vote on the proposals. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement or incorporated by reference in this Proxy Statement.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

        Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

        If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

  1.
  If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Investor Services, PO Box 30170, College Station, Texas 77842-3170 (Attn: Jaguar Health, Inc. Representative) or calling 1-800-962-4284.

  2.
  If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

 OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

        Our board of directors knows of no matters other than those referred to in the accompanying Notice of Special Meeting of Stockholders which may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors.

Lisa A. Conte Chief Executive Officer & President

San Francisco, California
January 23, 2019

. Admission Ticket C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., PST, on February 25, 2019. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.investorvote.com/jagx • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 7. For Against Abstain ForAgainst Abstain 1. Approve the amendment of the Company’s 2014 Stock Incentive Plan (the “2014 Plan”) to allow for a stock Exchange Program offer under which eligible Company employees and consultants (excluding directors and executive officers) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs. 3. Approve an amendment of the 2014 Plan to increase the number of shares of Common Stock authorized for issuance under the 2014 Plan. 5. Approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 8,000,000 shares of Common Stock that may be issued to Chicago Venture Partners, L.P. (“CVP”) upon exchange of the outstanding balance (including interest thereon), or any portion thereof, of the promissory notes issued by the Company to CVP. 7. To approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 through 6. 2. Approve an amendment of the 2014 Plan to allow for a stock Exchange Program offer under which eligible Company directors and executive officers (excluding other employees) would have the opportunity to exchange certain underwater stock options for a lesser number of RSUs. 4. Approve an amendment of the 2014 Plan to extend the annual evergreen provision for a period of five years up to and including January 1, 2024. 6. Approve, for purposes of Nasdaq Rule 5635(d), the issuance of up to 13,633,333 shares of Common Stock to Oasis Capital, LLC. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 3 9 8 8 4 0 1 02YRVD A Special Meeting Proxy Card1234 5678 9012 345 X IMPORTANT SPECIAL MEETING INFORMATION

. 2019 Special Meeting Admission Ticket 2019 Special Meeting of Jaguar Health, Inc. Shareholders Monday, February 25, 2019, 8:30 a.m. Local Time 201 Mission Street, Suite 2375 San Francisco, CA 94105 Upon arrival, please present this admission ticket and photo identification at the registration desk. q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Jaguar Health, Inc. + Notice of 2019 Special Meeting of Shareholders 201 Mission Street, Suite 2375, San Francisco, CA 94105 Proxy Solicited by Board of Directors for Special Meeting - (February 25, 2019) Lisa Conte and Karen Wright, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Jaguar Health, Inc. to be held on February 25, 2019 or at any postponement or adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN, OR IF NO SUCH DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS PRESENTED IN THE PROXY STATEMENT. THE VOTE OF EVERY SHAREHOLDER IS IMPORTANT AND YOUR COOPERATION WILL BE APPRECIATED. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C B

QuickLinks

GENERAL INFORMATION ABOUT VOTING
NO DISSENTERS' RIGHTS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR NON-EXECUTIVE EMPLOYEES AND CONSULTANTS
PROPOSAL 2—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO ALLOW FOR A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR COMPANY DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL 3—TO APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2014 PLAN
PROPOSAL 4—TO APPROVE THE AMENDMENT OF OUR 2014 PLAN TO EXTEND THE EVERGREEN PROVISION FOR A FIVE YEAR PERIOD UP TO AND INCLUDING JANUARY 1, 2024
PROPOSAL 5—APPROVAL, FOR PURPOSES OF NASDAQ RULE 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK TO CVP IN CONNECTION WITH THE CVP NOTES EXCHANGE
PROPOSAL 6—APPROVAL, FOR PURPOSES OF NASDAQ RULE 5635(D), OF THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK TO OASIS CAPITAL
PROPOSAL 7—GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
DIRECTORS AND CORPORATE GOVERNANCE
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table (2018 and 2017)
Outstanding Equity Awards at 2018 Fiscal Year End
Compensation of Directors
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR 2019 ANNUAL MEETING
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
LIST OF THE COMPANY'S STOCKHOLDERS
INCORPORATION OF INFORMATION BY REFERENCE
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING